UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2019

LendingClub Corporation (Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

595 Market Street, Suite 200, San Francisco, CA 94105
(Address of principal executive offices and zip code)
(415) 632-5600 (Registrant’s telephone number, including area code)
N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.

On July 23, 2019, LendingClub Corporation (the “Company”) entered into a: (i) First Amendment to Marketing and Program Agreement (the “Marketing and Program Amendment”), and (ii) First Amendment to Loan and Receivable Agreement (the “Loan and Servicing Amendment”), each with WebBank, a Utah industrial bank (“WebBank”).

The Marketing and Program Amendment amends the Marketing and Program Management Agreement dated as of February 25, 2016 (as amended, supplemented, or otherwise modified) between the Company and WebBank (the “Marketing and Program Agreement”). The Loan and Servicing Amendment amends the Loan and Receivable Sale Agreement dated as of February 25, 2016 (as amended, supplemented, or otherwise modified) between the Company and WebBank (the “Loan and Receivable Agreement”).

The Marketing and Program Amendment, among other things, extends the initial term of the Marketing and Program Agreement to January 31, 2023, reduces the per loan fee that the Company pays WebBank for originated loans, makes WebBank the Company’s exclusive issuing bank for certain types of loans, subject to certain exceptions, and adds or revises certain provisions with respect to intellectual property rights and strategic flexibility.

The Loan and Servicing Amendment, among other things, extends the initial term of the Loan and Servicing Agreement to January 31, 2023, and increases the servicing fee that the Company charges WebBank in certain circumstances.

The foregoing description of the Marketing and Program Amendment and the Loan and Servicing Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Marketing and Program Amendment dated July 23, 2019*
10.2	Loan and Servicing Amendment dated July 23, 2019*
* Certain information in the exhibit has been omitted pursuant to Item 601(b)(2) of Regulation S-K because it is both not material and would be competitively harmful if publicly disclosed. The Company undertakes to furnish, supplementally, a copy of the unredacted exhibit to the SEC upon request.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
Date: June 29, 2019	By:	/s/ Brandon Pace
Brandon Pace
General Counsel and Secretary
(duly authorized officer)